UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2018

ADAMS RESOURCES & ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-7908	74-1753147
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

17 South Briar Hollow Lane, Suite 100, Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 881-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 8, 2018, Adams Resources & Energy, Inc. (the “Company”) held its Annual Meeting of Shareholders for the purpose of considering the following matters: (i) to elect six directors to serve for the next year and until their successors are elected and qualified, (ii) to consider and act upon an Advisory Resolution on Executive Compensation, (iii) to consider and act upon an Advisory Resolution on the Frequency of the Shareholders’ Advisory Resolution on Executive Compensation, and (iv) to consider and act upon the new Adams Resources & Energy, Inc. 2018 Long-Term Incentive Plan. The voting was as follows:

1.	To elect six directors to serve for the next year and until their successors are elected and qualified.

	Number of Shares
	For	Withheld	Broker Non-Votes

Townes G. Pressler	3,387,825	11,524	—
Larry E. Bell	3,237,152	162,197	—
Michelle A. Earley	3,386,235	13,114	—
Murray E. Brasseux	3,374,483	24,866	—
Richard C. Jenner	3,376,174	23,175	—
W.R. Scofield	3,355,247	44,102	—

2.	To consider and act upon an Advisory Resolution on Executive Compensation.

Number of Shares
For	Against	Abstain	Broker Non-Votes

3,378,020	19,583	1,746	—

3.	To consider and act upon an Advisory Resolution on the Frequency of the Shareholders’ Advisory Resolution on Executive Compensation.

Number of Shares
Every 1 Year	Every 3 Years	Every 3 Years	Abstain	Broker Non-Votes

3,055,183	1,897	340,577	1,692	—

After considering the results of the shareholders’ vote at the 2018 Annual Meeting of Shareholders, the Board of Directors determined that it is in the best interest of the Company and its shareholders to hold an advisory vote to approve executive compensation on an annual basis until the next required shareholder vote on the frequency of future advisory votes to approve executive compensation.

4. To consider and act upon the new Adams Resources & Energy, Inc. 2018 Long-Term Incentive Plan.

Number of Shares
For	Against	Abstain	Broker Non-Votes

3,372,839	25,997	513	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAMS RESOURCES & ENERGY, INC.

Date:	May 9, 2018	By:	/s/ Sharon C. Davis
Sharon C. Davis
Interim Chief Financial Officer
(Principal Financial Officer and
Principal Accounting Officer)